SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2000



                            ANALYTICAL SURVEYS, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


Colorado                            0-13111                     84-0846389
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


               941 Meridian Street, Indianapolis, IN            46204
             -----------------------------------------     ---------------
             (Address or principal executive offices)         (Zip Code)

             Registrant's telephone number, including area code   (317) 634-1000
                                                                  --------------




  (Former name or former address, if changed since last report): Not applicable

Item 5.  OTHER EVENTS

See Exhibit 99 to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. Exhibit 99. Analytical Surveys, Inc. Press Release issued January 24, 2000


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ANALYTICAL SURVEYS, INC.

Date: January 28, 2000                By:   /s/ Dr. James T. Rothe
                                          ---------------------
                                             Dr. James T. Rothe
                                             Chairman of the Board of Directors